UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 04, 2026

EverQuote, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-38549	26-3101161
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

141 Portland Street
Cambridge, Massachusetts		02139
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (855) 522-3444

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.001 par value per share	EVER	The Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

As further described in Item 5.07 of this Current Report on Form 8-K, on June 4, 2026, at the EverQuote, Inc. (the “Company”) 2026 Annual Meeting of Stockholders, the Company's stockholders approved an amendment to the Company's Restated Certificate of Incorporation to provide for exculpation from personal liability for certain officers as permitted by Delaware law (the “Amendment”). A more complete description of the Amendment is set forth in Proposal 2 contained in the Company’s definitive proxy statement for the 2026 Annual Meeting, which was filed with the Securities and Exchange Commission on April 23, 2026. On June 4, 2026, the Company filed a Certificate of Amendment to the Company's Restated Certificate of Incorporation with the Secretary of State of Delaware.

The foregoing description of the Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Amendment, which is filed as Exhibit 3.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 5.07 Submission of Matters to a Vote of Security Holders.

1. The Company’s stockholders voted to elect David Blundin, Sanju Bansal, Paul Deninger, Jayme Mendal, George Neble, John Shields, and Mira Wilczek to the Company’s Board of Directors until the Company’s 2027 Annual Meeting of Stockholders or until their successors are duly elected and qualified, subject to their earlier death, resignation or removal. The results of the stockholders’ vote with respect to the election of such directors were as follows:

	Votes For	Votes Withheld	Broker Non-Votes
David Blundin	47,002,059	11,904,774	5,414,347
Sanju Bansal	48,870,086	10,036,747	5,414,347
Paul Deninger	50,291,733	8,615,100	5,414,347
Jayme Mendal	51,722,420	7,184,413	5,414,347
George Neble	50,081,990	8,824,843	5,414,347
John Shields	50,292,343	8,614,490	5,414,347
Mira Wilczek	50,262,497	8,644,336	5,414,347

2. The Company's stockholders voted to approve the Amendment to reflect new Delaware law provisions regarding officer exculpation. The results of the stockholders' vote with respect to the approval of the Amendment were as follows:

For	Against	Abstentions	Broker Non-Votes
45,911,856	12,956,805	38,172	5,414,347

3. The Company’s stockholders voted to ratify the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026. The results of the stockholders’ vote with respect to such ratification were as follows:

For	Against	Abstentions
64,003,403	282,976	34,801

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

3.1	Certificate of Amendment to Restated Certificate of Incorporation of EverQuote, Inc.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EVERQUOTE, INC.

Date:	June 5, 2026	By:	/s/ Jon Ayotte
Jon Ayotte, Chief Accounting Officer